Putnam
Global
Growth
Fund

ANNUAL REPORT

October 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "[Putnam Global Growth Fund] might be found attractive by conservative investors looking to diversify globally."

                 -- Value Line Mutual Fund Advisor, August 31, 1996

* According to CitiBank, U.S. investment in international securities has grown from $17 billion in 1981 to over $300 billion as of October 1996.

CONTENTS

 4     Report from Putnam Management

 8     Fund performance summary

14     Portfolio holdings

24     Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The task of managing a portfolio of global securities has changed considerably since Putnam Global Growth Fund began operations some two decades ago. Indeed, it is far more complex now than it was as recently as two or three years ago.

This growing complexity has led Putnam Management to bring additional expertise to your fund's management team. Ami Kuan and Robert Swift have joined Lead Manager Anthony Regan on the international equities side and Kim Goodwin has joined Carol McMullen in U.S. equities.

Ami came to Putnam from Fidelity Investments in 1993 as an international equities analyst. She has 8 years of investment experience. Robert brought his expertise in Pacific Basin investments to Putnam in 1995; prior to that, he was with IAI International/Hill Samuel in London and Pring Dean in Sydney. He has 13 years of investment experience. Kim joined Putnam in 1996 from Prudential Investments. She has 9 years of investment experience.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

December 18, 1996



Report from the Fund Managers
Anthony W. Regan, lead manager,
Ami T. Kuan, Robert Swift, Carol C. McMullen, Kim Goodwin

Bolstered by the ongoing rally in U.S. equities and by broadly positive conditions in markets in Europe and Asia, Putnam Global Growth Fund enjoyed a strong fiscal year. For the 12 months ended October 31, 1996, your fund's class A shares gained 16.10% at net asset value and 9.41% at public offering price. These results closely match the Morgan Stanley Capital International (MSCI) World Index, which rose 16.30% over the same period. For long-term performance and information about other share classes, please turn to page 8 of this report.

* U.S. STOCK MARKET REACHES RECORD LEVELS AS RALLY PROVES RESILIENT

Domestic equities continued to move upward throughout your fund's fiscal year, fueled by a potent blend of low inflation, stable interest rates, and temperate economic growth. Approximately 26% of your fund's portfolio is invested in U.S. stocks as of October 31, 1996, a sizable position that contributed substantially to performance. In the coming months, we are cautiously optimistic that at least moderately favorable investing conditions will prevail in domestic markets. As we anticipate a slower-growth environment, we are favoring stocks of companies that have the potential to do well regardless of the overall economic activity.

Over the past six months, we have seen strong performance from holdings in three important economic sectors: finance, health care, and technology. Within finance, bank stocks were particularly noteworthy, as fund holdings including BankAmerica and Citicorp thrived. In the health-care sector, we concentrated on highly profitable industries such as pharmaceuticals, medical technology, and hospital supplies. Within technology, telecommunications and software companies were generally robust. Among your fund's technology holdings were Computer Associates, a software vendor, and Cascade Communications, a networking company.

Your fund also benefited from owning shares of large-capitalization growth stocks. Portfolio stocks such as Nike, chemical giant Monsanto, and health-care leader Johnson & Johnson were all strong performers over the past year. In the coming months, we believe that such internationally competitive firms are best positioned to do well as investors seek companies with proven earnings. While these stocks, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* WESTERN EUROPE REFLECTS MUCH OF U.S. STRENGTH

Many Western European markets performed very well over your fund's fiscal year. Exchanges in Germany, France, Denmark, the United Kingdom, and Sweden all experienced strong returns. Generally Continental markets benefited from conditions similar to those that prevailed in the United
States: low inflation, stable interest rates, and increasing political consensus on fiscal responsibility. On the corporate level, many European companies are reaping the rewards of restructuring and efforts to boost competitiveness -- changes reminiscent of those that have underpinned the U.S. bull market.

[GRAPHIC OMITTED: HORIZONTAL BAR CHART OF COUNTRY ALLOCATION*]

COUNTRY ALLOCATION*

United States                                25.6%
Japan                                        17.9%
United Kingdom                                7.7%
Netherlands                                   7.6%
France                                        5.5%
Hong Kong                                     5.1%
Sweden                                        4.2%
Switzerland                                   4.1%
Australia                                     3.4%
Germany                                       3.3%

*Based on net assets as of 10/31/96. Holdings will vary over time.

Germany's market performed well over the fund's fiscal year despite a slowing economy -- a testament to the beneficial reforms that many German companies have made. The United Kingdom is enjoying continuing economic expansion; some economists anticipate U.K. gross domestic product (GDP) will rise a robust 3.4% in 1997. Strong U.K. fund holdings include Vodafone, which sells cellular equipment and services, and Securicor, another excellent company in cellular telecommunications.

Elsewhere in Europe, we saw several Swedish companies perform quite well, notably Pharmacia & Upjohn, a leading pharmaceuticals firm. There were also upbeat results from some Netherlands firms in the fund's portfolio, such as Getronics Electric.

* ASIA'S DIVERSE MARKETS POST MIXED RESULTS

In contrast to European markets, which generally moved in concert, Asian equity returns varied from country to country. Strength in Hong Kong, Australia, and Malaysia contrasted with weakness in Thailand, Japan, and Singapore. In the months ahead, we envision more of this disparate performance among Asian exchanges as investors watch regional economic and export numbers warily -- and react to disappointments.

Over the past several months, moderate optimism about Japanese stocks has gradually faded, with financial, political, and economic uncertainty continuing to afflict Japan. A weakening yen, however, offers some encouragement to corporate Japan by making Japanese exports more attractive in world markets. Your fund's weighting in Japan is around 17.9% of net assets, which we have invested in Japanese companies that we believe have the products and strategy to adapt to changes in the Japanese economy.

We remain optimistic about the Hong Kong market, which accounts for around 5% of your fund's net assets. As we approach the July 1997 transfer of rule over Hong Kong from Great Britain to China, indications are that the changeover will be fairly smooth. Among your fund's more successful Hong Kong holdings was Varitronix, a maker of computer displays. To the south, Australia was also buoyant. Australian banks, such as fund holding Westpac, have benefited nicely from lower interest rates and corporate restructuring.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Bayer AG (Germany)
Pharmaceuticals

Cheung Kong Holdings (Hong Kong)
Infrastructure

Greencore Group PLC (Ireland)
Food services

Nestle (Switzerland)
Food products

Ciba Geigy (Switzerland)
Pharmaceuticals

Allied Irish Banks (Ireland)
Financial services

Veba AG (Germany)
Conglomerate

IHC Caland (Netherlands)
Energy products

Total SA (France)
Conglomerate

Telebras Co. (Brazil)
Communications

Footnote reads:
These holdings represent 10.2% of the fund's net assets as of 10/31/96. Portfolio holdings will vary over time.


* GLOBAL EQUITY INVESTING CONDITIONS CAUSE FOR CAUTIOUS OPTIMISM

We believe that a number of exchanges in Western Europe and Asia, as well as the U.S. market appear poised for continued strength in the coming months. Of course, several scenarios could overturn the stable interest-rate and low inflation environment that has supported many markets. Too dramatic a slowdown in the U.S. economy, a sharp rise in the yen, or political uncertainties from Russia to the Middle East could negatively affect a range of stock markets. Nevertheless, we remain upbeat about the prospects for global equities as your fund begins its new fiscal year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/96, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, including currency fluctuations, political developments, and economic instability, not present with domestic investments.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Global Growth Fund is designed for investors seeking capital appreciation through a globally diversified equity portfolio.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/96

                          Class A          Class B          Class M
 (inception date)        (9/1/67)         (4/27/92)        (3/1/95)
                         NAV  POP         NAV  CDSC        NAV  POP
------------------------------------------------------------------------
1 year                16.10%  9.41%    15.25%  10.25%   15.54%  11.46%
-----------------------------------------------------------------------
5 years               70.07  60.22        --      --       --      --
Annual average        11.20   9.89        --      --       --      --
------------------------------------------------------------------------
10 years             169.20 153.68        --      --       --      --
Annual average        10.41   9.76        --      --       --      --
------------------------------------------------------------------------
Life of class            --     --     61.19   59.19    31.59   27.00
Annual average           --     --     11.17   10.86    17.86   15.39
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or for payments under the fund's class A distribution plan prior to its implementation in fiscal 1990. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares declines from a 5% maximum during the first year to 1% during the sixth year.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/96

                         MSCI     MSCI      S&P 500       Consumer
                         World    EAFE       Index      Price Index
-----------------------------------------------------------------------
1 year                  16.30%   10.47%      24.08%          2.99%
------------------------------------------------------------------------
5 years                 64.98    44.54      105.60          15.21
Annual average          10.53     7.64       15.50           2.87
------------------------------------------------------------------------
10 years               180.22   143.54      292.00          43.52
Annual average          10.85     9.31       14.64           3.68
------------------------------------------------------------------------
Life of class B         72.86    62.82       91.57          13.48
Annual average          12.92    11.43       15.53           2.84
------------------------------------------------------------------------
Life of class M         32.03    19.83       50.48           4.90
Annual average          18.07    11.42       27.67           2.91
------------------------------------------------------------------------

[GRAPHIC OF WORM CHART OMITTED:]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/86


Starting value                                   (Insert ending Total)
$9,425       Fund's class A shares at POP                    $25,368
$10,000      MSCI World Index                                $28,022
$10,000      Consumer Price Index                            $14,352


(plot points for 10-year total return mountain chart)

                              MSCI World
Date/year   Fund at POP            Index         CPI
---------   -----------      -----------     -------
10/31/86          9,425           10,000      10,000
10/31/87         10,204           12,132      10,453
10/31/88         11,032           14,581      10,898
10/31/89         12,978           16,540      11,387
10/31/90         12,803           14,674      12,103
10/31/91         14,916           16,985      12,457
10/31/92         14,692           16,097      12,856
10/31/93         19,043           20,444      13,209
10/31/94         20,684           22,008      13,554
10/31/95         21,850           24,095      13,935
10/31/96         25,368           28,022      14,352

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 4/27/92 would have been valued at $16,119 on 10/31/96 ($15,919 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 3/1/95 would have been valued at $13,159 at net asset value on 10/31/96 ($12,700 at public offering price).

PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/96

                                Class A       Class B        Class M
------------------------------------------------------------------------
Distributions (number)             1             1              1
------------------------------------------------------------------------
Income                          $0.1758       $0.1108        $0.1318
------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------
Long-term                        0.4062        0.4062         0.4062
------------------------------------------------------------------------
Short-term                           --            --             --
------------------------------------------------------------------------
Total                           $0.5820       $0.5170        $0.5380
------------------------------------------------------------------------
Share value:                    NAV   POP        NAV         NAV  POP
------------------------------------------------------------------------
10/31/95                     $10.13  $10.75     $9.86     $10.09  $10.46
------------------------------------------------------------------------
10/31/96                      11.10   11.78     10.78      11.05   11.45
------------------------------------------------------------------------



TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)

                             Class A       Class B        Class M
(inception date)             (9/1/67)      (4/27/92)      (3/1/95)
                             NAV  POP      NAV  CDSC      NAV  POP
------------------------------------------------------------------------
1 year                   14.74%  8.10%  13.96%  8.96%  14.28%  10.29%
------------------------------------------------------------------------
5 years                  70.45  60.56      --     --      --      --
Annual average           11.25   9.93      --     --      --      --
------------------------------------------------------------------------
10 years                176.19 160.33      --     --      --      --
Annual average           10.69  10.04      --     --      --      --
------------------------------------------------------------------------
Life of class               --     --   61.49  59.49   31.82   27.23
Annual average              --     --   11.43  11.11   18.98   16.35
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's (S&P) 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Morgan Stanley Capital International (MSCI) World Index* is an unmanaged list of global equity securities, with all values expressed in U.S. dollars.

Morgan Stanley Capital International (MSCI) EAFE Index* is an unmanaged list of equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Footnote reads:
*These indexes assume reinvestment of all distributions and interest payments and do not take in account commissions or other costs.
Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]


Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

*                Formerly Natural Resources Fund

+                Formerly Overseas Growth Fund

[DBL. DAGGER]    Formerly OTC Emerging Growth Fund

[SECTION MARK]   Not available in all states.

**               Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants

For the fiscal year ended October 31, 1996

To the Trustees and Shareholders of
Putnam Global Growth Fund

We have audited the accompanying statement of assets and liabilities of Putnam Global Growth Fund, including the portfolio of investments owned, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Growth Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                             Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 11, 1996




Portfolio of investments owned
October 31, 1996

COMMON STOCKS  (96.4%) *
NUMBER OF SHARES                                                                                       VALUE

Argentina  (0.3%)
------------------------------------------------------------------------------------------------------------
          615,230  Astra Cia Argentina de Petro                                                    1,107,636
           74,667  Banco De Galicia y Buenos Aires Class B ADR                                     1,353,339
           57,500  Banco Frances del Rio de la Plata S.A. ADR                                      1,509,375
          397,325  Banco Frances del Rio de la Plata S.A.                                          3,477,289
           70,000  Capex S.A. 144A GDR                                                               980,000
          226,411  Cia Naviera Perez Co.                                                           1,437,997
           34,979  Inversiones Y Represent ADR +                                                   1,066,860
           15,300  Siderar S.A. 144A ADR +                                                           325,125
           75,000  Telecom Argentina S.A. Class B +                                                  283,182
           19,000  Telecom Argentina S.A. ADR +                                                      717,250
                                                                                              --------------
                                                                                                  12,258,053

Australia  (3.4%)
------------------------------------------------------------------------------------------------------------
        3,000,000  Biota Holdings Ltd. +                                                           8,190,990
          827,400  Commonwealth Bank of Australia (Installment shares)                             4,983,061
        1,443,000  Commonwealth Bank of Australia                                                 13,532,584
       12,146,500  Goodman Fielder Ltd. ADR                                                       14,226,855
       17,515,000  MIM Holdings Ltd.                                                              22,732,648
        2,352,625  QBE Insurance Group Ltd.                                                       12,437,274
            9,600  S.A. Brewing Holdings Ltd. 144A ADR +                                             247,200
       11,389,000  Sydney Harbor Casino +                                                         16,223,858
        5,310,000  Westpac Banking Corp. +                                                        30,256,805
                                                                                              --------------
                                                                                                 122,831,275

Austria  (0.5%)
------------------------------------------------------------------------------------------------------------
          410,000  Mayr-Melnhof Karton AG 144A ADS +                                               4,920,000
           91,000  VA Technologies AG                                                             12,704,020
                                                                                              --------------
                                                                                                  17,624,020

Belgium  (0.6%)
------------------------------------------------------------------------------------------------------------
           12,540  N.V. Bekaert S.A.                                                              10,126,165
           21,100  Solvay S.A.                                                                    12,601,700
                                                                                              --------------
                                                                                                  22,727,865

Brazil  (1.2%)
------------------------------------------------------------------------------------------------------------
           62,400  Brazil Realty S.A. +                                                            1,248,000
        1,637,357  Centrais Electricas de Santa Catarina S.A. +                                    1,386,645
           36,200  Comp Energetica De Minas Gerais (Cemig) 144A ADS                                1,144,825
           24,700  Compania Siderurgica Nacional                                                     613,112
           10,770  Light Participacoes S.A. +                                                      1,695,229
           55,927  Multinacanal Participacoes S.A.                                                   782,978
          445,500  Telebras Co. ADR                                                               33,189,750
            1,246  Telecomunicacoes do Rio de Janeiro +                                              120,110
           11,562  Telemig (Telec De Minas Gerais)                                                 1,290,918
           53,500  Usiminas Siderurg Minas 144A ADR                                                  557,186
                                                                                              --------------
                                                                                                  42,028,753

Canada  (0.3%)
------------------------------------------------------------------------------------------------------------
           93,100  Indochina Goldfelds Ltd.                                                          664,205
          225,000  Magna International, Inc. Class A                                              11,278,125
                                                                                              --------------
                                                                                                  11,942,330

Chile  (0.1%)
------------------------------------------------------------------------------------------------------------
           80,000  Banco Santander Chile ADR                                                       1,130,000
           45,000  Santa Isabel S.A. ADR +                                                         1,265,625
                                                                                              --------------
                                                                                                   2,395,625

China  (--%)
------------------------------------------------------------------------------------------------------------
           46,500  Ek Chor China Motorcycle Co., Ltd.                                                273,188

Denmark  (0.6%)
------------------------------------------------------------------------------------------------------------
          351,300  Danisco A/S                                                                    20,063,613

France  (5.5%)
------------------------------------------------------------------------------------------------------------
           62,304  Cetelem Group +                                                                13,264,966
          313,100  Credit Locale de France S.A.                                                   26,872,233
          362,100  Lafarge Coppee                                                                 21,679,504
          507,000  Michelin Corp. Class B                                                         24,388,795
          171,000  Peugeot Citroen S.A. +                                                         17,786,430
          511,000  SGS-Thomson Microelectronics ADR +                                             26,763,625
          319,324  Societe Nationale Elf Aquitaine                                                25,474,631
          362,000  Sommer Allibert                                                                10,031,419
          425,500  Total S.A. Class B                                                             33,205,990
                                                                                              --------------
                                                                                                 199,467,593

Germany  (3.3%)
------------------------------------------------------------------------------------------------------------
        1,240,500  Bayer AG ADR                                                                   46,759,822
           53,300  Bayerische Motoren Werke (BMW) AG                                              31,109,223
           28,500  Preussag AG                                                                     6,845,257
          650,000  Veba (Vereinigte Elektrizitaets Bergwerks) AG +                                34,585,310
                                                                                              --------------
                                                                                                 119,299,612

Hong Kong  (5.1%)
------------------------------------------------------------------------------------------------------------
       21,678,000  Amoy Properties Ltd.                                                           26,775,770
           20,000  Asia Satellite Telecommunications Holdings Ltd. ADR +                             535,000
        1,200,000  Chen Hsong Holdings                                                               690,654
        5,370,000  Cheung Kong Holdings Ltd.                                                      43,061,125
          490,000  Cheung Kong Infrastructure Holdings +                                             912,595
        2,928,000  Citic Pacific Ltd.                                                             14,238,961
          362,000  Consolidated Electric Power Asia Ltd.                                             842,753
          301,293  First Pacific Co., Ltd.                                                           415,009
        3,100,000  Golden Resources Development Intl. Ltd.                                           364,857
        1,501,200  Guoco Group Ltd.                                                                7,941,111
        4,060,000  Hong Kong Electric Holdings Ltd.                                               12,996,327
        5,106,000  Hong Kong Land Holdings Ltd.                                                   11,386,380
          310,000  Hong Kong Telecommunications Ltd.                                                 547,285
            9,000  Hong Kong Telecommunications Ltd. ADR                                             158,625
        2,425,000  Hutchison Whampoa, Ltd. +                                                      16,936,548
          405,400  New World Infrastructure Ltd. +                                                 1,009,332
        2,398,000  Sun Hung Kai Properties Ltd.                                                   27,292,998
        1,977,700  Swire Pacific Ltd. Class A                                                     17,457,516
          337,000  Varitronix International Ltd.                                                     614,566
                                                                                              --------------
                                                                                                 184,177,412

Hungary  (--%)
------------------------------------------------------------------------------------------------------------
           31,200  Gedeon Richter Ltd. GDR +                                                       1,638,000

India  (0.2%)
------------------------------------------------------------------------------------------------------------
           58,000  Ashok Leyland Ltd. 144A GDR +                                                     623,500
          107,000  Crompton Greaves Ltd. 144A                                                        428,000
           36,000  East India Hotel Ltd. 144A GDR +                                                  630,000
          101,800  India Cements Ltd. 144A GDR +                                                     241,775
           31,400  Indian Hotels Ltd. 144A GDR +                                                     730,050
           55,600  Indian Petrochemicals Corp. Ltd. 144A ADR +                                       486,500
          105,000  Industrial Credit & Investment Corp. of India Ltd. +                              866,250
          157,500  Kec International Ltd. +                                                          301,690
           64,000  State Bank of India Ltd. 144A GDR +                                               960,000
          102,000  State Bank of India Ltd.                                                          662,282
           55,680  Telco 144A GDR (Tata Engineering & Locomotive Co., Ltd.)                          668,160
                                                                                              --------------
                                                                                                   6,598,207

Indonesia  (0.1%)
------------------------------------------------------------------------------------------------------------
          513,500  Daya Guna Samudera +                                                              501,747
           50,000  PT Pasifik Satelit Nusantara ADR +                                                675,000
           26,000  PT Telekomunikasi Indonesia ADR +                                                 780,000
          103,000  Quilmes Industrial S.A. ADR +                                                   1,081,500
          100,000  Sampoerna Industries                                                              929,868
                                                                                              --------------
                                                                                                   3,968,115

Ireland  (2.9%)
------------------------------------------------------------------------------------------------------------
        5,551,306  Allied Irish Banks PLC                                                         35,155,977
        3,076,566  CRH PLC                                                                        31,554,492
        6,581,192  Greencore Group PLC +                                                          37,606,774
                                                                                              --------------
                                                                                                 104,317,243

Italy  (0.1%)
------------------------------------------------------------------------------------------------------------
           63,700  Gucci Group +                                                                   4,395,300

Japan  (17.9%)
------------------------------------------------------------------------------------------------------------
        1,450,000  Bridgestone Corp.                                                              24,425,340
        1,638,000  Canon Inc.                                                                     31,328,658
          424,000  Chiba Kogyo Bank Ltd.                                                           2,135,252
           74,200  Chubu Electric Power, Inc.                                                      1,529,830
        1,897,000  Cosmo Oil Co. Ltd.                                                             10,252,256
        1,314,000  Dai Nippon Printing Co., Ltd.                                                  22,134,412
          751,000  Daikin Industries Ltd.                                                          7,115,986
            4,600  East Japan Railway Co.                                                         21,107,214
          269,000  Hirose Electric Co. Ltd.                                                       15,954,029
          480,000  Ito-Yokado Co., Ltd.                                                           23,919,989
        1,855,000  KAO Corp.                                                                      21,808,214
          416,000  Komori Printing Machinery Co.                                                   9,343,395
          715,000  Kurita Water Industries Ltd.                                                   14,365,241
          155,800  Kyushu Electric Power Inc.                                                      3,184,892
        1,168,000  Marui Co., Ltd.                                                                21,622,041
        1,100,000  Mitsubishi Bank Ltd.                                                           22,389,895
        2,123,000  Mitsubishi Motors Corp.                                                        17,545,764
        2,525,000  Mitsui and Co.                                                                 20,380,771
          556,000  Murata Manufacturing Co.                                                       17,853,661
        1,060,000  Nippon Express Co., Ltd.                                                        8,602,387
            3,168  Nippon Telegraph and Telephone Corp.                                           22,096,511
        1,163,000  Nippondenso Co., Ltd.                                                          24,080,368
        1,380,000  Obayashi Corp.                                                                 10,630,287
          850,000  Omron Corp.                                                                    15,138,622
          402,000  Onward Kashiyama Co. Ltd.                                                       5,607,827
          473,000  Santen Pharmaceutical                                                          10,001,142
          225,000  Secom Co.                                                                      13,383,928
        1,569,000  Sekisui Chemical Co. Ltd.                                                      17,482,280
        1,778,000  Sharp Corp.                                                                    26,986,667
        1,080,000  Shimizu Corp. +                                                                 9,759,608
          871,000  Sumitomo Trust & Banking                                                        9,628,532
          417,000  TDK Corp.                                                                      24,439,027
        1,769,000  Tokio Marine & Fire Insurance Co. Ltd. (The)                                   19,400,336
        1,218,000  Tokyo Electric Power Co., Inc.                                                 27,890,686
        3,534,000  Toray Industries Inc.                                                          21,300,739
          650,000  Tostem Corp.                                                                   18,648,010
        1,038,000  Yamanouchi Pharmaceutical Co. Ltd.                                             21,036,851
        1,000,000  Yamatake-Honeywell                                                             16,757,328
        1,023,000  Yamato Transport Co. Ltd.                                                      10,590,807
          410,000  Yasuda Fire & Marine Insurance Co.                                              2,600,720
                                                                                              --------------
                                                                                                 644,459,503

Malaysia  (0.2%)
------------------------------------------------------------------------------------------------------------
          150,000  KFC Holdings Berhad                                                               593,707
          300,000  Malayan Banking Berhad                                                          2,968,534
          261,000  Malaysian Assurance Alliance                                                    1,280,982
          285,000  Maruichi Malaysia Steel Tube                                                      998,318
          169,000  Sungei Way Holdings Berhad                                                        963,230
          177,750  YTL Corp. Berhad +                                                                956,818
                                                                                              --------------
                                                                                                   7,761,589

Mexico  (0.5%)
------------------------------------------------------------------------------------------------------------
          216,000  Apasco S.A.                                                                     1,329,648
          300,000  Cemex S.A. de C.V.                                                                998,744
          990,000  Cifra S.A. Class C +                                                            1,281,030
           15,700  Controladora Comercial Mexicana S.A. GDR +                                        276,713
          345,000  Fomento Economico Mexicano, S.A. de C.V. Class B                                1,057,538
          268,300  Panamerican Beverages, Inc. Class A                                            11,704,588
          143,000  Sears Roebuck de Mexico S.A. +                                                    256,897
           22,500  Telefonos de Mexico S.A. ADR Class L                                              686,250
                                                                                              --------------
                                                                                                  17,591,408

Morocco  (--%)
------------------------------------------------------------------------------------------------------------
           59,300  Banque Marocaine Du Commerce Exterieur 144A GDR                                   926,563

Netherlands  (7.6%)
------------------------------------------------------------------------------------------------------------
          560,662  ABN AMRO Holding N.V.                                                          31,607,481
          457,247  Aegon N.V.                                                                     23,197,000
          187,110  Akzo-Nobel N.V.                                                                23,516,618
          187,600  Dutch States Mines N.V.                                                        17,920,757
        1,022,424  Getronics Electric N.V.                                                        25,063,242
          600,000  IHC Caland N.V.                                                                33,401,917
          804,696  Internationale Nederlanden Groep                                               25,024,054
          487,600  K.L.M.-Royal Dutch Airlines                                                    11,580,178
          756,000  Philips Electronics N.V.                                                       26,576,216
          520,600  Royal PTT                                                                      18,790,688
          133,600  Unilever N.V.                                                                  20,262,654
          403,910  Vendex International N.V.                                                      16,264,673
                                                                                              --------------
                                                                                                 273,205,478

Pakistan  (0.1%)
------------------------------------------------------------------------------------------------------------
           82,695  Hubco Power 144A GDR +                                                          1,674,574
           62,530  Pakistan State Oil                                                                539,806
            8,000  Pakistan Telecomm Ltd. 144A GDR +                                                 628,000
                                                                                              --------------
                                                                                                   2,842,380

Peru  (--%)
------------------------------------------------------------------------------------------------------------
           36,000  Telefonica del Peru S.A. ADR                                                      742,500

Philippines  (0.3%)
------------------------------------------------------------------------------------------------------------
       10,600,000  Alsons Consolidated Resources, Inc. +                                             945,275
        7,600,000  Belle Corp. +                                                                   2,027,439
           23,210  Benpres Holdings Corp. 144A GDR +                                                 162,470
        1,249,700  Fil-Estate Land, Inc.                                                           1,166,831
        3,330,000  Filinvest Land, Inc. +                                                          1,129,459
        1,000,000  HI Cement Corp. +                                                                 308,689
        1,900,000  International Container Terminal Services, Inc. +                               1,249,047
           94,300  Philippine Commercial International +                                           1,221,875
           18,500  Philippine Long Distance Telephone Co. ADR                                      1,107,688
                                                                                              --------------
                                                                                                   9,318,773

Portugal  (--%)
------------------------------------------------------------------------------------------------------------
          107,300  Portucel Industrial Empresa S.A. 144A +                                           630,388

Russia  (0.1%)
------------------------------------------------------------------------------------------------------------
           41,500  AO Mosenergo 144A ADS +                                                         1,182,750
           36,600  Gazprom 144A ADR +                                                                672,525
           30,300  Lukoil Oil Co. ADR                                                              1,189,275
                                                                                              --------------
                                                                                                   3,044,550

Singapore  (2.2%)
------------------------------------------------------------------------------------------------------------
          995,000  Cycle & Carriage Ltd.                                                          10,458,807
          764,000  Development Bank of Singapore Ltd.                                              9,170,170
        2,189,000  Far East Levingston Shipbuilding Ltd.                                          10,494,141
        2,943,200  Jardine Matheson Holdings Ltd.                                                 16,629,080
        1,106,000  Malayan Banking Berhad                                                         10,943,994
           96,000  Overseas Union Bank Ltd.                                                          654,545
        1,104,000  Singapore Airlines Ltd.                                                         9,722,727
        1,120,000  United Overseas Bank Ltd.                                                      10,897,727
                                                                                              --------------
                                                                                                  78,971,191

South Africa  (0.2%)
------------------------------------------------------------------------------------------------------------
          108,200  Barlow Ltd.                                                                       942,774
           69,000  Energy Africa Ltd. 144A GDR +                                                   1,017,750
           74,284  Nedcor Ltd. 144A GDR                                                            1,058,547
        1,050,300  SA Iron & Steel Industrial Corp.                                                  747,337
           97,100  Sasol Ltd.                                                                      1,185,419
           28,597  South African Breweries Ltd.                                                      743,254
                                                                                              --------------
                                                                                                   5,695,081

South Korea  (0.2%)
------------------------------------------------------------------------------------------------------------
          715,600  Cho Hung Bank Co. Ltd.                                                          7,034,405
           51,700  Korea Mobile Telecommunications ADR +                                             646,250
                                                                                              --------------
                                                                                                   7,680,655

Spain  (1.2%)
------------------------------------------------------------------------------------------------------------
          285,231  Banco de Bilbao Vizcaya                                                        13,859,185
          250,800  Repsol S.A. ADS                                                                 8,182,350
          544,560  Tabacalera S.A.                                                                19,930,212
                                                                                              --------------
                                                                                                  41,971,747

Sweden  (4.2%)
------------------------------------------------------------------------------------------------------------
          657,000  Astra AB                                                                       30,148,146
          384,610  Electrolux AB                                                                  21,388,974
          280,860  Pharmacia & Upjohn, Inc.                                                       10,110,960
          617,000  Pharmacia & Upjohn, Inc. +                                                     21,515,733
          797,530  Sandvik AB Class B                                                             18,783,089
          979,000  Skandia Forsakrings AB                                                         27,445,261
        1,111,840  Svenska Cellulosa AB Class B                                                   23,313,618
                                                                                              --------------
                                                                                                 152,705,781

Switzerland  (4.1%)
------------------------------------------------------------------------------------------------------------
           18,060  ABB AG Baden                                                                   22,238,644
           28,970  Ciba-Geigy AG                                                                  35,558,762
           33,280  Nestle S.A.                                                                    36,021,632
           32,500  Rieter Holding AG                                                               9,172,251
            7,950  Societe Generale de Surveillance Holdings S.A.                                 17,986,993
           25,206  Swiss Reinsurance Co.                                                          26,944,688
                                                                                              --------------
                                                                                                 147,922,970

Taiwan  (--%)
------------------------------------------------------------------------------------------------------------
              536  Tung Ho Steel 144A GDR +                                                            4,824
           58,538  Yageo Corp 144A GDR +                                                             541,477
                                                                                              --------------
                                                                                                     546,301

Thailand  (0.1%)
------------------------------------------------------------------------------------------------------------
          220,000  Industrial Finance Corp.                                                          633,944
          302,000  Siam Makro Public Co. +                                                         1,290,548
          130,000  Thai Farmers Bank Public Co.                                                      993,845
                                                                                              --------------
                                                                                                   2,918,337

United Kingdom  (7.7%)
------------------------------------------------------------------------------------------------------------
        1,200,000  Anglian Water PLC                                                              10,666,587
        3,069,628  B A T Industries PLC                                                           21,368,970
        1,418,538  Barclays Bank PLC                                                              22,253,446
           72,900  British Petroleum Co. PLC ADR                                                   9,376,763
        1,194,500  British Petroleum Co. PLC                                                      12,842,267
        1,060,603  Burmah Castrol PLC                                                             18,518,633
          836,000  East Midlands Electricity +                                                     7,376,665
        4,203,000  General Electric Co.                                                           25,943,301
        2,000,000  Guinness PLC                                                                   14,313,200
        1,463,554  HSBC Holdings PLC                                                              29,813,207
          995,000  Molins PLC                                                                     16,021,838
          618,182  North West Water Group PLC                                                      5,731,196
          836,900  RTZ Corp. PLC                                                                  13,373,965
        3,752,310  Scottish Power PLC                                                             19,194,351
        3,751,838  Securior Group PLC                                                             16,995,085
          800,000  Shell Transportation & Trading                                                 13,109,589
               14  Tate & Lyle PLC                                                                       109
        5,012,186  Vodafone Group PLC                                                             19,361,761
                                                                                              --------------
                                                                                                 276,260,933

United States  (25.6%)
------------------------------------------------------------------------------------------------------------
          284,200  360 Communications Co. +                                                        6,430,025
          166,300  3Com Corp. +                                                                   11,246,038
          298,900  Abbott Laboratories                                                            15,131,813
          224,400  Avon Products, Inc.                                                            12,173,700
          137,200  BankAmerica Corp.                                                              12,553,800
           39,600  Basic Petroleum International, Ltd. +                                           1,207,800
          247,300  Becton Dickinson & Co.                                                         10,757,550
          243,300  Belo (A.H.) Corp.                                                               9,488,700
          178,200  Boeing Co.                                                                     16,995,825
           28,100  Cabletron Systems, Inc. +                                                       1,752,738
          118,300  Cardinal Health, Inc.                                                           9,286,550
          128,800  Cascade Communications Corp. +                                                  9,354,100
          142,900  Case Corp.                                                                      6,644,850
           96,300  Cincinnati Bell Inc.                                                            4,754,813
          260,900  Cisco Systems, Inc. +                                                          16,143,188
          201,500  Citicorp                                                                       19,948,500
          131,900  Clorox Co.                                                                     14,393,588
          318,200  Coca-Cola Enterprises, Inc.                                                    13,563,275
          142,700  Compaq Computer Corp. +                                                         9,935,488
          144,800  CompUSA, Inc. +                                                                 6,697,000
          303,200  Computer Associates Intl., Inc.                                                17,926,700
          117,100  Computer Sciences Corp. +                                                       8,694,675
          188,400  Conagra, Inc.                                                                   9,396,450
          203,700  du Pont (E.I.) de Nemours & Co., Ltd.                                          18,893,175
          205,900  Eastman Kodak Co.                                                              16,420,525
          269,500  EMC Corp. +                                                                     7,074,375
          231,100  Enron Corp.                                                                    10,746,150
          226,300  Estee Lauder Cos. Class A                                                       9,730,900
          248,600  Federated Department Stores Inc. +                                              8,203,800
          177,202  First Data Corp.                                                               14,131,860
           94,800  Franklin Resources, Inc.                                                        6,683,400
          113,900  Gannett Co., Inc.                                                               8,642,163
          196,600  General Electric Co.                                                           19,021,050
          284,900  Gillette Co.                                                                   21,296,275
          353,500  Halliburton Co.                                                                20,016,938
          171,100  HBO & Co.                                                                      10,287,388
          239,900  Healthsouth Rehabilitation Corp. +                                              8,996,250
          125,800  HFS, Inc. +                                                                     9,214,850
          323,400  Home Depot, Inc. (The)                                                         17,706,150
          193,000  Honeywell, Inc.                                                                11,990,125
          247,200  Intel Corp.                                                                    27,161,100
          136,000  Jacor Communications, Inc. +                                                    3,808,000
          510,400  Johnson & Johnson                                                              25,137,200
          141,600  Jones Apparel Group, Inc. +                                                     4,425,000
          133,600  Lilly (Eli) & Co.                                                               9,418,800
          121,100  Liz Claiborne, Inc.                                                             5,116,475
          190,600  Marriott International, Inc.                                                   10,840,375
          196,000  MBNA Corp.                                                                      7,399,000
          217,800  Medtronic, Inc.                                                                14,020,875
          348,300  Merck & Co., Inc.                                                              25,817,738
          135,700  Microsoft Corp. +                                                              18,624,825
           41,300  Millicom International Cellular S.A. +                                          1,641,675
           85,600  Mirage Resorts, Inc. +                                                          1,883,200
          452,200  Monsanto Co.                                                                   17,918,425
          204,600  Nautica Enterprises, Inc. +                                                     6,291,450
          283,600  Nike, Inc.                                                                     16,696,950
          174,000  Nine West Group, Inc. +                                                         8,678,250
          173,000  Omnicom Group, Inc.                                                             8,606,750
           54,800  Oxford Health Plans Inc. +                                                      2,493,400
          173,100  Parametric Technology Corp. +                                                   8,460,263
          131,600  PeopleSoft, Inc. +                                                             11,811,100
           81,300  Perkin-Elmer Corp.                                                              4,359,713
          239,900  Pfizer, Inc.                                                                   19,851,725
          252,400  Praxair, Inc.                                                                  11,168,700
          150,800  Safeway, Inc. +                                                                 6,465,550
          367,200  Sears, Roebuck & Co.                                                           17,763,300
          286,400  Service Corp. International                                                     8,162,400
          167,300  Sherwin Williams Co.                                                            8,385,913
          187,100  Starbucks Corp. +                                                               6,080,750
           44,625  Sun Bancorp, Inc.                                                                 892,500
          196,000  SunAmerica, Inc.                                                                7,350,000
          211,000  Sun Micro Systems                                                              12,871,000
          192,300  Symbol Technologies, Inc. +                                                     8,629,463
           86,100  Tellabs, Inc. +                                                                 7,329,263
          105,800  Textron, Inc.                                                                   9,389,750
          287,500  Thermo Electron Corp. +                                                        10,493,750
          238,100  TJX Cos., Inc. (The)                                                            9,524,000
          214,000  Travelers Group Inc.                                                           11,609,500
           90,300  Tribune Co.                                                                     7,382,025
          229,100  USA Waste Services Inc.                                                         7,331,200
          218,500  U.S. Surgical Corp.                                                             9,149,688
           86,600  United Technologies Corp.                                                      11,149,750
          232,500  Walgreen Co.                                                                    8,776,875
          277,300  Warner-Lambert Co.                                                             17,643,213
                                                                                              --------------
                                                                                                 921,543,419

Venezuela  (--%)
------------------------------------------------------------------------------------------------------------
          225,040  Venepal 144A GDR                                                                  618,860
          184,000  Venezolana de Prerreducidos Caroni C.A. +                                         897,000
                                                                                              --------------
                                                                                                   1,515,860
                                                                                              --------------
                   Total Common Stocks (cost $2,990,402,804)                                   3,474,261,611
------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS  (0.6%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
          924,350  Banco Bradesco BRC .01 pfd. (Brazil)                                            7,882,124
            2,600  CIA Cervejaria Brahma BRC 4.55 pfd.  (Brazil)                                   1,607,125
            4,500  CIA Tecidos Norte de Minas BRC 9.642 No Par Value (NPV) pfd. (Brazil)           1,511,243
           38,400  CIA Vale Do Rio Doce BRC .1735 NPV pfd. (Brazil)                                  796,184
           76,900  Petroleo Brasileiro S.A. BRC 5.352 S.A. pfd. (Brazil)                           9,955,904
                                                                                              --------------
                   Total Preferred Stocks (cost $18,205,404)                                      21,752,580

INVESTMENT FUNDS  (0.2%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
          104,200  Fleming Russia Securities Fund Ltd. + (Russia)                                  1,055,025
           21,800  India Magnum Fund Class A +(double dagger) (India)
                   (acquired 3/23/95, cost $1,177,200)                                               915,600
            3,250  Nordic Recovery Fund N.V. + (Switzerland)                                       4,137,250
           57,700  Taiwan Fund, Inc. (Taiwan)                                                      1,233,338
                                                                                              --------------
                   Total Investment Funds  (cost $6,720,760)                                       7,341,213

UNITS  (0.3%) *(cost $11,138,400)
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
        7,000,000  Grand Hotel Group +                                                             9,971,640


WARRANTS  (--%) +*(cost $--)                                         EXPIRATION
NUMBER OF WARRANTS                                                   DATE                              VALUE
------------------------------------------------------------------------------------------------------------
           32,500  Rieter Holding AG (Switzerland)+                  2/28/97                          39,712

SHORT-TERM INVESTMENTS  (1.5%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
      $25,000,000  Household Finance Corp. effective yield of 5.39%, November 19, 1996            24,932,624
       20,000,000  Sheffield Receivables Corp. effective yield of 5.32%, December 4, 1996         19,902,466
       10,000,000  Interest in $500,000,000 joint repurchase agreement dated
                   October 31, 1996, with Lehman Brothers Inc., due November 1, 1996, with respect to various U.S. Treasury obligations -- maturity value of
                   $10,001,536 for an effective yield of 5.53%                                    10,001,536
                                                                                              --------------
                   Total Short-Term Investments  (cost $54,836,626)                               54,836,626
------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $3,081,303,994)***                                  3,568,203,382
------------------------------------------------------------------------------------------------------------

*               Percentages indicated are based on net assets of $3,604,559,477.

*** The aggregate identified cost on a tax basis is $3,092,382,800, resulting in gross unrealized appreciation and depreciation of $601,601,012 and $125,780,430, respectively, or net unrealized appreciation of $475,820,582.

+               Non-income-producing security.

(double dagger) Restricted, excluding 144A securities, as to public resale.
                The total market value of restricted securities held at October 31, 1996, was $915,600 or less than 0.1% of net assets.


                ADR, ADS or GDR after the name of a foreign holding stands for American Depository Receipts, American Depository
                Shares or Global Depository Receipts, respectively, representing securities on deposit with a domestic custodian bank.

                144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

------------------------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 1996
(agregate face value $770,635,803)
                                                                                              Unrealized
                              Market             Aggregate Face            Delivery          Appreciation/
                              Value              Value                      Date            (Depreciation)
------------------------------------------------------------------------------------------------------------
British Pounds             $52,552,764           $49,029,835              11/12/96          $(3,522,929)
Deutschemarks               92,827,732            94,872,451              11/12/96            2,044,719
Dutch Guilders              87,277,352            88,406,315              11/12/96            1,128,963
French Francs              149,170,272           147,188,954              11/12/96           (1,981,318)
Japanese Yen               374,310,653           391,138,248                1/6/97           16,827,595
------------------------------------------------------------------------------------------------------------
                                                                                            $14,497,030

The accompanying notes are an integral part of these financial statements.





Statements of assets and liabilities
October 31, 1996

Assets
----------------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $3,081,303,994) (Note 1)                                                   $3,568,203,382
----------------------------------------------------------------------------------------------------------
Cash                                                                                             2,131,728
----------------------------------------------------------------------------------------------------------
Foreign currency                                                                                   249,607
----------------------------------------------------------------------------------------------------------
Dividends and other receivables                                                                  8,669,630
----------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                          14,248,107
----------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                  28,392,637
----------------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                                  20,001,277
----------------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                                 2,824,009
----------------------------------------------------------------------------------------------------------
Total assets                                                                                 3,644,720,377
Liabilities
----------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                22,070,280
----------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                       2,110,024
----------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                     5,716,055
----------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                       1,531,937
----------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                       15,729
----------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                        14,251
----------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                           1,608,587
----------------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                      5,504,247
----------------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                                    1,086,801
----------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                             502,989
----------------------------------------------------------------------------------------------------------
Total liabilities                                                                               40,160,900
----------------------------------------------------------------------------------------------------------
Net Assets                                                                                  $3,604,559,477
Represented by
----------------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and  4)                                                            $2,868,192,704
----------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                    66,835,636
----------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment and foreign
currency transactions (Note 1)                                                                 168,133,827
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                                          501,397,310
----------------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to capital shares outstanding                    $3,604,559,477
Computation of net asset value and offering price
----------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,186,425,771 divided by 196,914,289 shares)                                                      $11.10
----------------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.10)*                                             $11.78
----------------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,327,246,365 divided by 123,127,673 shares)**                                                    $10.78
----------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($24,179,439 divided by 2,188,420 shares)                                                           $11.05
----------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.05)*                                             $11.45
----------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price
per class Y share ($66,707,902 divided by 5,932,774 shares)                                         $11.24
----------------------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1996

Investment income:
--------------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $4,199,014)                                                $ 56,824,669
--------------------------------------------------------------------------------------------------------
Interest                                                                                       9,616,200
--------------------------------------------------------------------------------------------------------
Total investment income                                                                       66,440,869
--------------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                              20,951,734
--------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                10,176,556
--------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                                 84,520
--------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                  43,424
--------------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                          4,902,301
--------------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                         11,722,821
--------------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                            104,009
--------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                          169,367
--------------------------------------------------------------------------------------------------------
Auditing                                                                                         100,586
--------------------------------------------------------------------------------------------------------
Legal                                                                                             61,231
--------------------------------------------------------------------------------------------------------
Postage                                                                                        1,134,567
--------------------------------------------------------------------------------------------------------
Other                                                                                             91,193
--------------------------------------------------------------------------------------------------------
Total expenses                                                                                49,542,309
--------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                    (1,244,308)
--------------------------------------------------------------------------------------------------------
Net expenses                                                                                  48,298,001
--------------------------------------------------------------------------------------------------------
Net investment income                                                                         18,142,868
--------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                             179,608,669
--------------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                                   74,260,376
--------------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                            (2,485,792)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investment during the year                                    182,562,917
--------------------------------------------------------------------------------------------------------
Net gain on investments                                                                      433,946,170
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                        $452,089,038
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements





Statement of changes in net assets

                                                                                       Year ended October 31
                                                                              ----------------------------------
                                                                                      1996                  1995
----------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------
Operations:                                                                             --
----------------------------------------------------------------------------------------------------------------
Net investment income                                                          $18,142,868           $19,339,153
----------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                          253,869,045          $100,455,864
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currency                                            180,077,125           $26,307,148
----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           452,089,038           146,102,165
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------
From net investment income
     Class A                                                                   (29,547,833)           (1,159,070)
----------------------------------------------------------------------------------------------------------------
     Class B                                                                   (11,187,413)             (644,782)
----------------------------------------------------------------------------------------------------------------
     Class M                                                                       (95,055)                   --
----------------------------------------------------------------------------------------------------------------
     Class Y                                                                      (836,209)              (22,144)
----------------------------------------------------------------------------------------------------------------
From net realized gain on investments:
     Class A                                                                   (68,153,175)          (46,984,247)
----------------------------------------------------------------------------------------------------------------
     Class B                                                                   (40,919,727)          (26,094,046)
----------------------------------------------------------------------------------------------------------------
     Class M                                                                      (292,366)                   --
----------------------------------------------------------------------------------------------------------------
     Class Y                                                                    (1,697,504)             (896,166)
----------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                              591,315,666           305,193,194
----------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                   890,675,422           375,494,904
----------------------------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------
Beginning of year                                                            2,713,884,055         2,338,389,151
----------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income of
$66,835,636 and $18,553,417, respectively)                                  $3,604,559,477        $2,713,884,055
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements





Financial highlights
(For a share outstanding throughout the period)

                                                                                  March 1, 1995
                                                                                  (commencement
                                                                Year ended    of operations) to
                                                                October 31           October 31        Year ended October 31
                                                         -------------------------------------------------------------------
                                                                      1996                  1995                1996
                                                         -------------------------------------------------------------------
                                                                             Class M                          Class Y
                                                         -------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.09                $8.86               $10.25
----------------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .03 (b)              .01                  .12 (b)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                1.47                 1.22                 1.48
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.50                 1.23                 1.60
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net investment income                                            (.13)                  --                 (.20)
----------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                 (.41)                  --                 (.41)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.54)                  --                 (.61)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $11.05               $10.09               $11.24
----------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                   15.54                13.88*               16.39
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                           $24,179               $5,853              $66,708
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                        1.80                 1.23*                1.02
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)               .32                  .17*                1.09
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               72.88                63.31                72.88
----------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (d)                                    $.0298                                    $.0298
----------------------------------------------------------------------------------------------------------------------------

See page 29 for notes to Financial Highlights.





Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                               June 15, 1994
                                                                               (commencement
                                                             Year ended    of operations) to           Year ended
                                                             October 31           October 31           October 31
                                                       ----------------------------------------------------------
                                                                   1995                 1994                 1996
                                                       ----------------------------------------------------------
                                                                Class Y
                                                       ----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.00                $9.46                $9.86
-----------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------
Net investment income                                               .09                  .01                  .01 (b)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              .47                  .53                 1.43
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                    .56                  .54                 1.44
-----------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------
From net investment income                                         (.01)                  --                 (.11)
-----------------------------------------------------------------------------------------------------------------
From net realized gain on investments                              (.30)                  --                 (.41)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                (.31)                  --                 (.52)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $10.25               $10.00               $10.78
-----------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                 6.00                 5.71*               15.25
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                        $42,582              $29,396           $1,327,246
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                     1.06                  .37*                2.02
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)           1.20                  .42*                 .09
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                            63.31                17.45                72.88
-----------------------------------------------------------------------------------------------------------------
Average commission rate paid (d)                                                                           $.0298
-----------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                               Year ended October 31
                                                       -----------------------------------------------------------
                                                                    1995                 1994                 1993
                                                       -----------------------------------------------------------
                                                                 Class B
                                                       -----------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $9.74                $9.19                $7.22
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                                                .03                  .01                  .05
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               .40                  .71                 1.99
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     .43                  .72                 2.04
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net investment income                                          (.01)                  --                 (.06)
------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                               (.30)                (.17)                (.01)
------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.31)                (.17)                (.07)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $9.86                $9.74                $9.19
------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                  4.80                 7.95                28.44
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                        $975,794             $801,443             $233,195
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                      2.04                 2.11                 2.09
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)             .29                  .12                  .23
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             63.31                17.45                49.53
------------------------------------------------------------------------------------------------------------------
Average commission rate paid (d)
------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                            April 27, 1992
                                                          (commencement of
                                                            operations) to
                                                                October 31                  Year ended October 31
                                                            --------------------------------------------------------
                                                                      1992                 1996                 1995
                                                            --------------------------------------------------------
                                                                                                            Class A
                                                            --------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $7.50               $10.13                $9.92
--------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .01                  .09 (b)              .09
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                (.29)                1.47                  .43
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      (.28)                1.56                  .52
--------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------
From net investment income                                              --                 (.18)                (.01)
--------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                   --                 (.41)                (.30)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                     --                 (.59)                (.31)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $7.22               $11.10               $10.13
--------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                   (3.73)*              16.10                 5.64
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                           $18,154           $2,186,426           $1,689,656
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                        1.16*                1.27                 1.28
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)               .21*                 .84                 1.05
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               61.84                72.88                63.31
--------------------------------------------------------------------------------------------------------------------
Average commission rate paid (d)                                                         $.0298
--------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                              Year ended October 31
                                                         ----------------------------------------------------------
                                                                     1994                 1993                 1992
                                                         ----------------------------------------------------------
                                                                              Class A
                                                         ----------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $9.30                $7.25                $7.64
-------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                 .02                  .07                  .10
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                .77                 2.06                 (.22)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .79                 2.13                 (.12)
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net investment income                                             --                 (.07)                (.12)
-------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                (.17)                (.01)                (.15)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.17)                (.08)                (.27)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $9.92                $9.30                $7.25
-------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                   8.62                29.62                (1.51)
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                       $1,507,550             $940,985             $630,764
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                       1.33                 1.39                 1.56
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)              .83                  .85                 1.28
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              17.45                49.53                61.84
-------------------------------------------------------------------------------------------------------------------
Average commission rate paid (d)
-------------------------------------------------------------------------------------------------------------------
 *  Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through brokerage service and expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).

(d) Average commission rate paid on security trades is presented for fiscal periods beginning on or after
    September 1, 1995.




Notes to financial statements
October 31, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks traded in securities markets located in a number of foreign countries and in the United States.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that initially invest at least $250 million in a combination of Putnam Funds.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of losses on wash sale transactions, realized and unrealized gains and losses on forward foreign currency contracts and realized and unrealized gains on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1996, the fund reclassified $71,805,861 to increase undistributed net investment income and $3,035,101 to increase paid-in-capital, with a decrease to accumulated net realized gain on investments of $74,840,962. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of any amount over $1.5 billion subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $4,770 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The Fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the Fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations for the year ended October 31, 1996. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc.

Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1996, fund expenses were reduced by $1,244,308 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of these assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended October 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $1,199,012 and $34,883 from the sale of class A and class M shares, respectively and received $1,502,966 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received $20,996 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $2,798,873,068 and $2,195,518,161, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At October 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Year ended
                                 October 31, 1996
----------------------------------------------------
Class A                      Shares         Amount
----------------------------------------------------
Shares sold              74,479,884    $786,801,972
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             9,384,293      91,684,535
----------------------------------------------------
                         83,864,177     878,486,507

Shares
repurchased             (53,754,835)   (567,550,801)
----------------------------------------------------
Net increase             30,109,342    $310,935,706
----------------------------------------------------

                                    Year ended
                                October 31, 1995
----------------------------------------------------
Class A                     Shares         Amount
----------------------------------------------------
Shares sold              68,492,496   $649,257,185
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             4,941,635     44,870,047
----------------------------------------------------
                         73,434,131    694,127,232

Shares
repurchased             (58,666,136)  (560,108,246)
----------------------------------------------------
Net increase             14,767,995   $134,018,986
----------------------------------------------------
                                   Year ended
                               October 31, 1996
----------------------------------------------------
Class B                     Shares         Amount
----------------------------------------------------
Shares sold              38,966,921   $400,645,801
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             5,083,057     48,543,206
----------------------------------------------------
                         44,049,978    449,189,007

Shares
repurchased             (19,905,910)  (204,642,212)
----------------------------------------------------
Net increase             24,144,068   $244,546,795
----------------------------------------------------
                                   Year ended
                               October 31, 1995
----------------------------------------------------
Class B                    Shares          Amount
----------------------------------------------------
Shares sold              36,604,976   $339,453,881
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             2,773,499     24,656,265
----------------------------------------------------
                         39,378,475    364,110,146

Shares
repurchased             (22,718,652)  (210,414,554)
----------------------------------------------------
Net increase             16,659,823   $153,695,592
----------------------------------------------------
                                   Year ended
                               October 31, 1996
----------------------------------------------------
Class M                    Shares          Amount
----------------------------------------------------
Shares sold               1,976,000    $20,965,783
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                37,518        366,551
----------------------------------------------------
                          2,013,518     21,332,334

Shares
repurchased                (404,965)    (4,274,542)
----------------------------------------------------
Net increase              1,608,553    $17,057,792
----------------------------------------------------
                                For the period
                                 March 1, 1995
                              (commencement of
                                    operations)
                             to October 31, 1995
----------------------------------------------------
Class M                   Shares           Amount
----------------------------------------------------
Shares sold                 618,124     $6,076,061
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    --             --
----------------------------------------------------
                            618,124      6,076,061

Shares
repurchased                 (38,257)      (382,704)
----------------------------------------------------
Net increase                579,867     $5,693,357
----------------------------------------------------
                                  Year ended
                               October 31,  1996
----------------------------------------------------
Class Y                   Shares           Amount
----------------------------------------------------
Shares sold               3,135,536    $33,518,710
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               256,720      2,533,713
----------------------------------------------------
                          3,392,256     36,052,423

Shares
repurchased              (1,614,376)   (17,277,050)
----------------------------------------------------
Net increase              1,777,880    $18,775,373
----------------------------------------------------
                                 Year ended
                              October 31, 1995
----------------------------------------------------
Class Y                  Shares            Amount
----------------------------------------------------
Shares sold               2,547,793    $24,844,353
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               100,142        918,308
----------------------------------------------------
                          2,647,935     25,762,661
----------------------------------------------------
Shares
repurchased              (1,433,258)   (13,977,402)
----------------------------------------------------
Net increase              1,214,677    $11,785,259
----------------------------------------------------



Federal tax information
(Unaudited)


The fund has designated 5.49% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

Pursuant to section 852 of the Internal Revenue Code, the Fund hereby designates $.4062 per share (or if different, the amount necessary to offset net capital gain earned by the Fund) for all share classes as capital gain dividends for its taxable year ended October 31, 1996.

For the period, dividends from foreign countries were $50,770,206 or $.155 per share for all share classes. Taxes paid to foreign countries were $4,199,014 or $.013 for all share classes.

The form 1099 that you will have received in January 1997 shows the tax status of all distributions paid to your account in calendar year 1996.



Results of July 31, 1996 shareholder meeting

A meeting of shareholders of the fund was held on July 31, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                           Votes
                               Votes for                  withheld
                               ---------                  --------
Jameson Adkins Baxter         162,068,300                2,966,597
Hans H. Estin                 162,030,693                3,004,204
John A. Hill                  162,149,162                2,885,735
R.J. Jackson                  162,097,048                2,937,849
Elizabeth T. Kennan           161,974,520                3,060,377
Lawrence J. Lasser            162,059,993                2,974,804
Robert E. Patterson           162,140,522                2,894,385
Donald S. Perkins             162,039,392                2,995,505
William F. Pounds             162,101,167                2,933,730
George Putnam                 162,109,920                2,924,977
George Putnam, III            162,025,742                3,009,155
Eli Shapiro                   161,763,281                3,271,616
A.J.C. Smith                  162,111,632                2,923,265
W. Nicholas Thorndike         162,022,726                3,012,171

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 157,609,651 votes for, and 1,764,647 votes against, with 5,660,599 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
137,771,916 votes for, and 9,998,599 votes against, with 17,264,382 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 135,709,627 votes for, and 11,140,432 votes against, with 18,184,838 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
129,802,658 votes for, and 16,744,494 votes against, with 18,487,745 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
132,476,198 votes for, and 14,537,644 votes against, with 18,021,055 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
137,749,323 votes for, and 9,285,242 votes against, with 18,000,332 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 132,845,691 votes for, and 14,209,233 votes against, with 17,979,973 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to underwriting was approved as follows: 136,709,115 votes for, and 9,499,765 votes against, with 18,826,017 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests was approved as follows: 135,397,712 votes for, and 12,001,629 votes against, with 17,635,556 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 134,209,440 votes for, and 12,633,648 votes against, with 18,191,809 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 130,721,075 votes for, and 15,884,647 votes against, with 18,429,175 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 132,339,879 votes for, and 13,846,508 votes against, with 18,848,510 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 130,534,763 votes for, and 15,417,013 votes against, with 19,083,121 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to invest to gain control of a company's management was approved as follows: 134,401,057 votes for, and 12,067,948 votes against, with 18,565,892 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in issuers that have been in operation for less than three years was approved as follows: 134,231,817 votes for, and 12,145,434 votes against, with 18,657,646 abstentions and broker non-votes.

A proposal to amend the fund's Agreement and Declaration of Trust with respect to purchase of certain illiquid securities was approved as follows: 130,513,018 votes for, and 15,493,920 votes against, with 19,027,959 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.


TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Anthony V. Regan
Vice President and
Lead Fund Manager

Robert Swift
Vice President and Fund Manager

Ami T. Kuan
Vice President and Fund Manager

Carol McMullen
Vice President and Fund Manager

Jeffrey R. Lindsey
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------

Bulk Rate
U.S. Postage
PAID
Putnam
Investments

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29198-005/882/907                         12/31/96